UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

VOCERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA	95126
(Address of principal executive offices)	(Zip Code)

(408) 882-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 1, 2014, Vocera Communications, Inc. (the “Company”) reported its financial results for the quarter ended March 31, 2014. A copy of the press release issued by the Company is furnished as Exhibit 99.01 to this report.

The information furnished with Item 2.02 of this report, including Exhibit 99.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.01	Press release dated May 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.

Date: May 1, 2014	By:	/s/ William R. Zerella
William R. Zerella
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release dated May 1, 2014.

4